Exhibit 10.1
OMNIBUS AMENDMENT NO. 1
     This OMNIBUS AMENDMENT NO. 1, dated as of April 28, 2011 (this “Amendment”), is entered into among INGRAM FUNDING INC., a Delaware corporation, as seller (the “Seller”), INGRAM MICRO INC., a Delaware corporation, as initial servicer (in such capacity, the “Servicer”) and as originator (in such capacity, the “Originator”), THE PURCHASERS LISTED ON THE SIGNATURE PAGES HERETO (the “Purchasers”), THE PURCHASER AGENTS LISTED ON THE SIGNATURE PAGES HERETO (the “Purchaser Agents”) and BNP PARIBAS, a bank organized under the laws of France, acting through its New York Branch, as program administrator (in such capacity, the “Administrative Agent”) for each Purchaser Group.
BACKGROUND
     The parties to this Amendment are also parties to a Receivables Purchase Agreement, dated as of April 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”). The Originator and the Seller are also parties to a Receivables Sale Agreement, dated as of April 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Receivables Sale Agreement”). The parties are entering into this Amendment to amend or otherwise modify the Receivables Purchase Agreement and the Receivables Sale Agreement (collectively, the “Agreements”).
AGREEMENT
     1. Definitions. Capitalized terms are used in this Amendment as defined in Exhibit I of the Receivables Purchase Agreement.
     2. Amendments to Receivables Purchase Agreement. The parties to the Receivables Purchase Agreement agree that the Receivables Purchase Agreement is hereby amended as follows:
     (a) Exhibit I of the Receivables Purchase Agreement is hereby amended as follows:
     the definition of “Termination Date” is hereby amended by replacing the text “April 26, 2013” with the text “April 28, 2014” where it appears therein.
     (b) Schedule X of the Receivables Purchase Agreement is hereby replaced by Schedule X attached hereto.
     3. Amendment to Section 1.1 of the Receivables Sale Agreement. The parties to the Receivables Sale Agreement agree that Section 1.1 of the Receivables Sale Agreement is hereby amended as follows:
     The definition of “Purchase Termination Date” is hereby amended by replacing the text “April 26, 2013” with the text “April 28, 2014” where it appears therein.

     The Administrative Agent and the Majority Purchasers hereby consent to such amendments to the Receivables Sale Agreement.
     4. Conditions. The amendments described in Sections 2 and 3 above shall become effective upon the date on which each of the following conditions shall have been satisfied:
     (a) this Amendment shall have been executed and delivered by each party hereto;
     (b) the Administrative Agent and each Purchaser Agent shall have received certified copies of the resolutions of the board of directors of the Seller authorizing the execution, delivery, and performance by the Seller of this Amendment and that certain fee letter, dated as of the date hereof, among the Originator, the Seller, the Administrative Agent and The Bank of Nova Scotia (“BNS”); and
     (c) the Administrative Agent and each Purchaser Agent shall have received a favorable opinion of Davis Polk & Wardwell, counsel for the Seller and the Originator, addressed to the Administrative Agent, each Purchaser, each Purchaser Agent and each Alternate Purchaser in form and substance reasonably satisfactory to the Administrative Agent.
     5. Reallocation. Each of the parties hereto severally and for itself agrees that on and as of the date hereof, for good and valuable consideration, BNP Paribas, as an Alternate Purchaser (“BNP”), hereby irrevocably sells, transfers, conveys and assigns, without recourse, representation or warranty, to BNS, as an Alternate Purchaser, and BNS hereby irrevocably purchases from BNP, a portion of the rights and obligations of BNP under the Receivables Purchase Agreement and each other Transaction Document in respect of the Maximum Purchase Amount of BNP under the Receivables Purchase Agreement such that, after giving effect to the foregoing assignment and delegation, each Alternate Purchaser’s Maximum Purchase Amount for the purposes of the Receivables Purchase Agreement and each other Transaction Document will be as set forth below such Alternate Purchaser’s signature to this Amendment.
     6. Ratification. This Amendment constitutes an amendment to the Agreements. After the execution and delivery of this Amendment, all references to the Agreements in any document shall be deemed to refer to the Agreements as amended by this Amendment, unless the context otherwise requires. Except as amended above, the Agreements are hereby ratified in all respects. Except as set forth above, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the parties hereto under the Agreements, nor constitute an amendment or waiver of any provision of the Agreements. This Amendment shall not constitute a course of dealing among the parties hereto at variance with the Agreements such as to require further notice by any of the Administrative Agent, the Purchaser Agents or the Purchasers to require strict compliance with the terms of the Agreements in the future, as amended by this Amendment, except as expressly set forth herein. Each of the Seller, the Servicer and the Originator hereby acknowledges and expressly agrees that each of the Administrative Agent, the Purchaser Agents and the Purchasers reserves the right to, and does in fact, require strict compliance with all terms and provisions of the Agreements, as amended herein.

     7. Miscellaneous. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

INGRAM FUNDING INC., as Seller
By:	/s/ Erik Smolders
	Name:	Erik Smolders
	Title:	Treasurer

INGRAM MICRO INC., as Servicer and Originator
By:	/s/ Gregory M. Spierkel
	Name:	Gregory M. Spierkel
	Title:	Chief Executive Officer

By:	/s/ William D. Humes
	Name:	William D. Humes
	Title:	Senior Executive Vice President and Chief Financial Officer

THE PURCHASER GROUPS: BNP PARIBAS, as Purchaser Agent for the Starbird Purchaser Group
By:	/s/ Sean Reddington
	Name:	Sean Reddington
	Title:	Managing Director

By:	/s/ Philippe Mojon
	Name:	Philippe Mojon
	Title:	Director

BNP PARIBAS, as related Alternate Purchaser
By:	/s/ Sean Reddington
	Name:	Sean Reddington
	Title:	Managing Director

By:	/s/ Philippe Mojon
	Name:	Philippe Mojon
	Title:	Director

MAXIMUM PURCHASE AMOUNT: $250,000,000

STARBIRD FUNDING CORPORATION, as Conduit Purchaser
By:	/s/ David V. DeAngelis
	Name:	David V. DeAngelis
	Title:	Vice President

THE BANK OF NOVA SCOTIA, as Purchaser Agent for the Liberty Street Purchaser Group
By:	/s/ John Mathews
	Name:	John Mathews
	Title:	Director—Corporate Banking

THE BANK OF NOVA SCOTIA, as related Alternate Purchaser
By:	/s/ John Mathews
	Name:	John Mathews
	Title:	Director—Corporate Banking

MAXIMUM PURCHASE AMOUNT: $250,000,000

LIBERTY STREET FUNDING LLC, as Conduit Purchaser
By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

BNP PARIBAS, as Administrative Agent
By:	/s/ Sean Reddington
	Name:	Sean Reddington
	Title:	Managing Director

By:	/s/ Philippe Mojon
	Name:	Philippe Mojon
	Title:	Director

SCHEDULE X
FISCAL MONTHS
Fiscal Month-End Dates for Yrs. 2010, 2011, 2012, 2013 and 2014

2010	Start Date	End Date	2012	Start Date	End Date
January	Jan 3, 2010	Jan 30, 2010	January	Jan 1, 2012	Jan 28, 2012
February	Jan 31, 2010	Feb 27, 2010	February	Jan 29, 2012	Feb 25, 2012
March	Feb 28, 2010	Apr 3, 2010	March	Feb 26, 2012	Mar 31, 2012
April	Apr 4, 2010	May 1, 2010	April	Apr 1, 2012	Apr 28, 2012
May	May 2, 2010	May 29, 2010	May	Apr 29, 2012	May 26, 2012
June	May 30, 2010	Jul 3, 2010	June	May 27, 2012	Jun 30, 2012
July	Jul 4, 2010	Jul 31, 2010	July	Jul 1, 2012	Jul 28, 2012
August	Aug 1, 2010	Aug 28, 2010	August	Jul 29, 2012	Aug 25, 2012
September	Aug 29, 2010	Oct 2, 2010	September	Aug 26, 2012	Sep 29, 2012
October	Oct 3, 2010	Oct 30, 2010	October	Sep 30, 2012	Oct 27, 2012
November	Oct 31 , 2010	Nov 27, 2010	November	Oct 28, 2012	Nov 24, 2012
December	Nov 28 , 2010	Jan 1, 2011	December	Nov 25 , 2012	Dec 29, 2012

2011	Start Date	End Date	2013	Start Date	End Date
January	Jan 2, 2011	Jan 29, 2011	January	Dec 30, 2012	Jan 26, 2013
February	Jan 30, 2011	Feb 26, 2011	February	Jan 27, 2013	Feb 23, 2013
March	Feb 27, 2011	Apr 2, 2011	March	Feb 24, 2013	Mar 30, 2013
April	Apr 3, 2011	Apr 30, 2011	April	Mar 31, 2013	Apr 27, 2013
May	May 1, 2011	May 28, 2011	May	Apr 28, 2013	May 25, 2013
June	May 29, 2011	Jul 2, 2011	June	May 26, 2013	Jun 29, 2013
July	Jul 3, 2011	Jul 30, 2011	July	Jun 30, 2013	Jul 27, 2013
August	Jul 31, 2011	Aug 27, 2011	August	Jul 28, 2013	Aug 24, 2013
September	Aug 28, 2011	Oct 1, 2011	September	Aug 25, 2013	Sep 28, 2013
October	Oct 2, 2011	Oct 29, 2011	October	Sep 29, 2013	Oct 26, 2013
November	Oct 30 , 2011	Nov 26, 2011	November	Oct 27 , 2013	Nov 23, 2013
December	Nov 27 , 2011	Dec 31, 2011	December	Nov 24, 2013	Dec 28, 2013

2014	Start Date	End Date
January	Dec 29, 2013	Jan 25, 2014
February	Jan 26, 2014	Feb 22, 2014
March	Feb 23, 2014	Mar 29, 2014
April	Mar 30, 2014	Apr 26, 2014
May	Apr 27, 2014	May 24, 2014
June	May 25, 2014	Jun 28, 2014
July	Jun 29, 2014	Jul 26, 2014
August	Jul 27, 2014	Aug 23, 2014
September	Aug 24, 2014	Sep 27, 2014
October	Sep 28, 2014	Oct 25, 2014
November	Oct 26, 2014	Nov 22, 2014
December	Nov 23, 2014	Dec 27, 2014